UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 22, 2011

HALLIBURTON COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-3492	No. 75-2677995
(Commission File Number)	(IRS Employer Identification No.)

3000 N. Sam Houston Parkway E., Houston, Texas	77032
(Address of Principal Executive Offices)	(Zip Code)

(281) 871-2699
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 8.01.  Other Events.

Effective as of February 22, 2011, the following executive officers of Halliburton Company established prearranged trading plans under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended:  Albert O. Cornelison, Jr., Executive Vice President and General Counsel; David J. Lesar, Chairman of the Board, President and Chief Executive Officer; Mark A. McCollum, Executive Vice President and Chief Financial Officer; and Timothy J. Probert, President, Strategy and Corporate Development.  Effective as of February 22 and 23, 2011, Lawrence J. Pope, Executive Vice President of Administration and Chief Human Resources Officer, established prearranged trading plans under Rule 10b5-1 as well.  Any transactions under the above plans will be disclosed through Form 4 filings with the Securities and Exchange Commission.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: February 25, 2011	By:	/s/ Robert L. Hayter
Robert L. Hayter
Assistant Secretary